Borrowings	6 Months Ended
Jun. 30, 2022
Borrowings

18.	Borrowings

In April 2022, Valneva signed an amendment to increase the principal amount of its existing €54.1 million ($60 million) debt financing agreement with funds managed by leading U.S.-based healthcare investment firms Deerfield Management Company and OrbiMed. For more details refer to Note 1. As at June 30, 2022, a total of €72.4 million ($80.0 million) was drawn down (December 31, 2021: €54.1 million ($60.0 million)). As at June 30, 2022, the carrying amount was €71.0 million (December 31, 2021: €49.7 million), of which €11.2 million is reported as current (December 31, 2021: €5.3 million reported as current), refer to Note 1.

The loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries.

While the revenue covenant remained unchanged, the minimum cash requirement reduced from €50.0 million to €35.0 million upon execution of the amendment in April 2022.

The Group does not expect these limitations to affect its ability to meet its cash obligations. As at June 30, 2022, the Group’s consolidated liquidity or net revenues did not fall below the covenant minimum values.

As of June 30, 2022, other loans included in borrowings related to financing of Research and Development expenses and CIR (R&D tax credit in France) of €2.4 million (December 31, 2021: €4.7 million) which are guaranteed by governmental parties and the CEPI loan in the amount of €4.7 million (December 31, 2021: €3.5 million), which relates to advanced payments received which are expected to be paid back in the future.